EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Consumers Bancorp, Inc. (the “Company”) on Form 10-K for the period ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officers of the Company do hereby certify that:

a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 10, 2026 /s/ Ralph J. Lober II Ralph J. Lober II Chief Executive Officer /s/ Renee K. Wood Renee K. Wood Chief Financial Officer & Treasurer